EATON VANCE RBA ALL ASSET STRATEGY FUND

(formerly Eaton Vance Richard Bernstein All Asset Strategy Fund)

EATON VANCE RBA EQUITY STRATEGY FUND

(formerly Eaton Vance Richard Bernstein Equity Strategy Fund)

(collectively, the “Funds”)

Supplement to Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

dated January 1, 2025

as may be supplemented and/or revised from time to time

The Board of Directors of Eaton Vance Growth Trust approved the termination of the sub-advisory agreement between Eaton Vance Management (“Eaton Vance”) and Richard Bernstein Advisors LLC (“RBA”) on behalf of the Funds and related changes to the Funds’ principal investment strategies and benchmark changes for the Eaton Vance RBA All Asset Strategy Fund. The termination is expected to be effective August 18, 2025. Eaton Vance will continue to serve as the Funds’ investment manager.  The Board of Directors additionally approved the reduction of the management fee and establishment of an expense cap for the Funds.

Accordingly, the following changes are effective August 18, 2025:

1.The name of Eaton Vance RBA All Asset Strategy Fund will be changed to Eaton Vance All Asset Strategy Fund, and all references to the Fund will be replaced with “Eaton Vance All Asset Strategy Fund”.

2.The name of Eaton Vance RBA Equity Strategy Fund will be changed to Eaton Vance Equity Strategy Fund, and all references to the Fund will be replaced with “Eaton Vance Equity Strategy Fund”.

3.The following will replace “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Richard Bernstein All Asset Strategy Fund”:

In seeking its investment objective, the Fund has the flexibility to allocate its assets in markets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments.

The Fund seeks to achieve diversified, superior risk adjusted returns by dynamically allocating to multiple strategies, regions, sectors and factors in a changing and diverse growth cycle. Value is added through combining efficient market exposure with active management alpha through tactical opportunities in navigating markets and efficient implementation. The adviser’s asset allocation methodology is differentiated using a top-down approach to find value and drive alpha. The adviser seeks to increase upside vs. downside capture throughout economic cycles to produce stable returns that compound. The adviser believes markets move with economic tides, at the heart of which is global GDP growth and that growth is unevenly distributed across asset classes, sectors, sub-sectors and regions, creating investment opportunities. In selecting securities and other instruments, the portfolio managers employ quantitative screening and optimization tools to achieve desired market exposures while seeking to manage security-specific and other observable market risks. The portfolio is monitored on an ongoing basis and rebalanced as necessary to seek to ensure that desired market exposures and risk parameters are maintained. Securities may be sold if they exhibit performance that might counteract the desired exposures or to implement a revised allocation. A security may also be sold if the adviser believes it exhibits unusual volatility or price movement.

The Fund currently expects to invest, under normal circumstances, 0-80% of its net assets in equity securities, 20-90% in fixed-income securities and other fixed and floating-rate income instruments, 0-25% in commodities and/or currencies, and 0-25% in cash and cash equivalents. The Fund may primarily utilize pooled investment vehicles including exchange traded funds (“ETFs”) and open-

ended registered investment companies to gain exposure to certain asset classes or segments of asset classes, including fixed income, commodities, and certain equity sectors. The Fund may also invest in derivatives (as described below) to obtain such exposures. To the extent the Fund holds cash as collateral for derivatives, or enters into forward foreign currency exchange contracts to hedge current portfolio holdings, the ranges described above may be exceeded. The expected long-term (over a true secular cycle of at least 10 years) target allocation of the Fund is 40% in fixed-income securities and 60% in equity securities. There is no requirement to manage the Fund within this target allocation. The Fund’s actual asset allocation may be materially different depending on market conditions, and the Fund’s asset allocation over shorter or longer market cycles may differ materially from the target.

The Fund may invest without limit in both developed and emerging markets, including frontier markets. Such investments may include securities denominated in foreign currencies and securities trading in the form of depositary receipts, including American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored, and Global Depositary Receipts. The Fund may invest in fixed-income securities of any credit quality including securities rated below investment grade and comparable unrated securities (“junk”), and expects to invest principally in fixed-income securities that are issued by corporations, issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of other sovereign nations, municipal obligations, mortgage-backed and asset-backed securities, inflation-linked debt securities or zero coupon bonds. The Fund may also invest in senior loans and variable rate obligations. The Fund may invest in stocks of companies of any capitalization, publicly traded real estate investment trusts (“REITs”) and exchange-traded notes (“ETNs”). The Fund may invest in ETFs and open-ended registered investment companies, in order to manage cash positions or seek exposure to certain markets or market sectors.  Investment in cash or cash equivalents may include U.S. and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less.

The Fund may engage in derivative transactions to seek return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the fixed-income securities in its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities.  The Fund expects to use derivatives principally when seeking to gain exposure to equity or fixed-income securities using futures contracts on securities indices and/or when seeking to gain or reduce exposure to certain currencies by buying or selling forward foreign currency exchange contracts, but may also purchase or sell forwards or other types of futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars, equity-linked securities and equity swap agreements; interest rate, total return, inflation and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated) and forward commitments.  Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes. The Fund may also lend its securities.

4.The following will replace “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Richard Bernstein Equity Strategy Fund”:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and derivative instruments that provide exposure to equity securities (the “80% Policy”). The Fund may invest up to 20% of its net assets in fixed-income securities, including securities rated below investment grade and comparable unrated securities (“junk”); other fixed and floating-rate income instruments; and/or in currencies. The Fund may invest an unlimited amount of its assets in foreign securities issued by companies domiciled in developed or emerging market countries including frontier markets. Such investments may include securities denominated in foreign currencies and securities trading in the form of depositary receipts, including American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored, and Global Depositary Receipts. The Fund may invest in stocks of companies of any capitalization, publicly traded real estate investment trusts (“REITs”) and exchange-traded notes (“ETNs”). The Fund may primarily utilize pooled investment vehicles including exchange-traded funds (“ETFs”) and open-ended registered investment companies in order to manage cash positions or seek exposure to certain markets or market sectors.

The Fund may engage in derivative transactions to seek return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies.  The Fund expects to use derivatives principally when seeking to gain exposure to equity securities using futures contracts on securities indices and/or when seeking to gain or reduce exposure to certain currencies by buying or selling forward foreign currency exchange contracts.  However, the Fund may also purchase or sell forwards or other types of futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars; equity-linked securities; equity swap agreements and other derivatives as described in the prospectus. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated) and forward commitments. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes. The Fund may also lend its securities.

The Fund seeks to achieve diversified, superior risk adjusted returns by dynamically allocating to multiple strategies, regions, sectors and factors in a changing and diverse growth cycle. Value is added through combining efficient market exposure with active management alpha through tactical opportunities in navigating markets and efficient implementation. The adviser’s asset allocation methodology is differentiated using a top-down approach to find value and drive alpha. The adviser seeks to increase upside vs. downside capture throughout economic cycles to produce stable returns that compound. The adviser believes markets move with economic tides, at the heart of which is global GDP growth and that growth is unevenly distributed across asset classes, sectors, sub-sectors and regions, creating investment opportunities In selecting securities and other instruments, the portfolio managers employ quantitative screening and optimization tools to achieve desired market exposures while seeking to manage stock-specific and other observable market risks. The portfolio is monitored on an ongoing basis and rebalanced as necessary to seek to ensure that desired market exposures and risk parameters are maintained. Stocks may be sold if they exhibit performance that might counteract the desired exposures or to implement a revised allocation. A security may also be sold if the adviser believes it exhibits unusual volatility or price movement.

The Fund will exercise a flexible strategy and is not limited by investment style or by an issuer’s location, size, market capitalization or industry sector.  The strategy may have none, some or all of its assets invested in a particular market segment at a given time, and across market segments in relative proportions that change over time.  At any time, up to 100% of the Fund’s assets may be invested in either U.S. or foreign securities, including issuers domiciled in emerging market countries.

5.The fee rates in “Fees and Expenses” under “Fund Summaries – Eaton Vance Richard Bernstein All Asset Strategy Fund” and “Fund Summaries – Eaton Vance Richard Bernstein Equity Strategy Fund” will change to reflect the revised investment advisory and administrative fee rate schedule as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $2.5 billion	0.675%
$2.5 billion but less than $5 billion	0.650%
$5 billion and over	0.630%

6.The following will be the new and revised expense reimbursement reflected in “Fees and Expenses” under “Fund Summaries – Eaton Vance Richard Bernstein All Asset Strategy Fund” and “Fund Summaries – Eaton Vance Richard Bernstein Equity Strategy Fund”:

The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.10% for Class A, 1.85% for Class C and 0.85% for Class I. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.

7.The primary performance benchmark for Eaton Vance Richard Bernstein All Asset Strategy Fund will be changed from Bloomberg U.S. Aggregate Bond Index to MSCI World Index and the Blended Index allocation will be changed from 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI ACWI Index to 60% MSCI ACWI Index and 40% Bloomberg U.S. Aggregate Bond Index.

8.The following will replace “Management” under “Fund Summaries – Eaton Vance Richard Bernstein All Asset Strategy Fund”:

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

Jim Caron, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since August 18, 2025.

Schuyler Hooper, CFA, Executive Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since August 18, 2025.

9.The following will replace “Management” under “Fund Summaries – Eaton Vance Richard Bernstein Equity Strategy Fund”:

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

Jim Caron, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since August 18, 2025.

Schuyler Hooper, CFA, Executive Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since August 18, 2025.

10.The following paragraph is deleted from “Management.” under “Management and Organization” in the Prospectus:

Eaton Vance has delegated the investment management of each Fund to Richard Bernstein Advisors LLC (“RBA”), pursuant to an investment sub-advisory agreement. RBA, a registered investment adviser, has offices at 1251 Avenue of the Americas, Suite 4102, New York, NY 10020. Under its sub-advisory agreement, Eaton Vance pays RBA a portion of its fees for sub-advisory services provided to each Fund. RBA has been an investment adviser registered with the SEC since June 2010.

11.The following will replace the tables under “Richard Bernstein All Asset Strategy Fund.” and “Richard Bernstein Equity Strategy Fund.” under “Management and Organization” in the Prospectus:

Average Daily Net Assets	Annual Fee Rate (for each level)
up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $2.5 billion	0.675%
$2.5 billion but less than $5 billion	0.650%
$5 billion and over	0.630%

12.The following will replace the third paragraphs under “Richard Bernstein All Asset Strategy Fund.” and “Richard Bernstein Equity Strategy Fund.” under “Management and Organization” in the Prospectus:

Jim Caron and Schuyler Hooper, CFA, serve as portfolio managers of the Fund. Mr. Caron and Mr. Hooper have managed the Fund since August 18, 2025. Mr. Caron is a Managing Director of Morgan Stanley and has been an employee of the Morgan Stanley organization for more than five years. Mr. Hooper is an Executive Director of Morgan Stanley and Vice President of Eaton Vance and has been an employee of the Morgan Stanley organization for more than five years.

13.The following will replace the first two paragraphs of “Investment Advisory and Administrative Services” in “Investment Advisory and Administrative Services” in the SAI:

Investment Advisory and Administrative Services. As described in the Prospectus, Eaton Vance Management (“Eaton Vance”) is the investment adviser to each Fund.  Eaton Vance and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is an indirect wholly owned subsidiary of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust.  The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each Fund and what portion, if any, of each Fund’s assets will be held uninvested.  Each investment advisory and administrative agreement between each Fund and Eaton Vance (the “Investment Advisory and Administrative Agreement” or the “Agreement”) requires the investment adviser to pay the compensation and expenses of all officers and Trustees who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

14.The following is added under “Investment Advisory and Administrative Services” in “Investment Advisory and Administrative Services” in the SAI:

Prior to August 18, 2025, the investment advisory fee was as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%

15.The following will replace the fourth paragraph of “Investment Advisory Services” in “Investment Advisory and Administrative Services” in the SAI:

Richard Bernstein Advisors LLC (“RBA”) served as sub-adviser to each Fund until August 18, 2025. Pursuant to an investment sub-advisory agreement between Eaton Vance and RBA, Eaton Vance paid compensation to RBA for providing sub-advisory services to each Fund.  The following table sets forth the sub-advisory fees paid by Eaton Vance to RBA for the last three fiscal years.

16.“Information about RBA.” in “Investment Advisory and Administrative Services” in the SAI is hereby deleted.

17.The following will replace “Compensation Structure for RBA.” under in “Investment Advisory and Administrative Services” in the SAI.

Compensation Structure for Eaton Vance. The compensation structure of MSIM, including its affiliates that are investment advisers, is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to employees of MSIM and its affiliates that are investment advisers is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the investment adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•Cash bonus

•Deferred compensation:

•A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the investment adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Fund, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM and its affiliates that are investment advisers compensate employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•Revenue and profitability of the firm

•Return on equity and risk factors of both the business units and Morgan Stanley

•Assets managed by the portfolio manager

•External market conditions

•New business development and business sustainability

•Contribution to client objectives

•Team, product and/or MSIM and its affiliates that are investment advisers performance

•The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

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